Exhibit 1.01

TWIN DISC, INCORPORATED

CONFLICT MINERALS REPORT

FOR THE YEAR ENDED DECEMBER 31, 2024

I.         Overview

This is the Conflict Minerals Report of Twin Disc, Incorporated ("Twin Disc" or the "Company") for the year ended December 31, 2024, pursuant to Rule 13p-1 (the "Rule") under the Securities and Exchange Act of 1934 (the "Exchange Act"). Terms not defined herein shall have the meanings assigned to such terms in Form SD and the Conflict Minerals Final Rule (SEC Release No. 34-67716, August 22, 2012).

The Company designs, manufactures and sells marine and heavy-duty off-highway power transmission equipment. Products offered include marine transmissions, azimuth drives, surface drives, propellers and boat management systems, as well as power-shift transmissions, hydraulic torque converters, power take-offs, industrial clutches and control systems. The Company sells its products to customers primarily in the pleasure craft, commercial and military marine markets, as well as in the energy and natural resources, government and industrial markets. The Company's worldwide sales to both domestic and foreign customers are transacted through a direct sales force and a distributor network.

As described in more detail below, the Company performed a good faith reasonable country of origin inquiry ("RCOI") to determine whether the necessary Conflict Minerals originated in the Democratic Republic of the Congo or an adjoining country or were from recycled or scrap sources. In reviewing the results from its RCOI, the Company has reason to believe that certain of its necessary Conflict Minerals originated, or may have originated, in the Democratic Republic of the Congo or an adjoining country and are not from recycled or scrap sources. These Conflict Minerals were subject to the exercise of due diligence by the Company as described herein.

II.         Policy on Conflict Minerals

The Company has adopted the following Conflict Minerals Policy, which is also published on the Company's website at https://ir.twindisc.com/governance/documents-and-charters:

Introduction to the Conflict Minerals Rule

On August 22, 2012, the U.S. Securities and Exchange Commission approved the final rule on conflict minerals with the desired objective of ending human-rights atrocities and the financing of armed conflict in the Democratic Republic of the Congo (DRC) and adjoining countries. The conflict minerals rule requires all public companies, such as Twin Disc, to determine whether tin, tantalum, tungsten, gold, and their related derivatives (Conflict Minerals) are necessary to the functionality or production of products they manufacture or contract to manufacture, and, if so, whether such Conflict Minerals originated from the DRC or adjoining countries. While the burden of the rule's inquiry and disclosure obligations rests with public companies, all members within the supply chain network of each public Company are also impacted.

What Twin Disc is Doing

As a responsible global corporate citizen, Twin Disc is committed to promoting human rights in the DRC and adjoining countries. To accomplish these objectives, Twin Disc will:

●	Gather information from its suppliers aimed at identifying the source of any Conflict Minerals in the products it manufactures or contracts to manufacture.

●

Enhance its supply chain due diligence measures, which will conform to a due diligence framework consistent with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas or other nationally or internationally recognized framework.

●	Comply with the requirements of the SEC's conflict minerals rule.

Twin Disc's Expectations for Suppliers

To ensure compliance with its conflict minerals policy, the Company expects each of its suppliers to:

●	Make reasonable inquiries as to the country of origin of any Conflict Minerals in products it delivers to the Company and require the same of all upstream suppliers.

●	Conduct due diligence to confirm whether Conflict Minerals were sourced from a conflict-free source.

●	Thoroughly document its due diligence efforts to determine that any materials and products containing Conflict Minerals are DRC conflict free.

●	Timely, completely, and accurately respond to the Company's Conflict Minerals Country of Origin Questionnaire and any follow-up inquiries.

The Company evaluates its relationships with its suppliers on an ongoing basis. In the event it determines that a supplier has failed to comply with the requirements of this conflict minerals policy, the Company reserves the right to take appropriate action(s) to address the noncompliance, which may include discontinuing its business relationship with such supplier.

Comments or Questions

Any comments, questions, or concerns regarding Twin Disc's conflict minerals policy should be addressed to: Ross Miller, Twin Disc, Incorporated, (262) 638-4344.

III.         Supply Chain

The Company is a downstream manufacturer and is many steps removed from smelters and refiners that process minerals and ore. The Company does not purchase raw ore or unrefined Conflict Minerals and does not, to the best of its knowledge, directly purchase any Conflict Minerals from any of the Covered Countries. As a result, the Company relies on its direct suppliers to provide origin information on Conflict Minerals contained in components or materials shipped to the Company. Similarly, the Company's direct suppliers may rely on their suppliers for such information.

IV.         Reasonable Country of Origin Inquiry

The Company first determined that Conflict Minerals are necessary to the functionality or production of a product manufactured by the Company or contracted to be manufactured by the Company. Although the Company does not itself intentionally add Conflict Minerals to the products that it manufactures, it concluded that certain components of products that it receives from suppliers that are incorporated into products that it manufactures likely contain Conflict Minerals that are necessary to functionality or production of the Company's products.

Accordingly, the Company performed a good faith reasonable country of origin inquiry ("RCOI") to determine whether the necessary Conflict Minerals originated in the Democratic Republic of the Congo or an adjoining country or were from recycled or scrap sources. To begin the RCOI, the Company's engineering group reviewed the Company's product portfolio for items that could include any of the Conflict Minerals. This was performed at each of the Company's manufacturing entities, with guidance provided by the engineering group of the Company's main corporate office where necessary. Once the products were identified, the engineering group provided a list of suppliers of these products to the Company's purchasing group.

The Company's purchasing or customer service group then sent out a Conflict Minerals Reporting Template ("CMRT") to each of the suppliers identified through the above process. The CMRT is a standardized reporting template developed by the Responsible Minerals Initiative ("RMI") (established by the Responsible Business Alliance or "RBA", a coalition dedicated to improving social, environmental, and ethical conditions in supply chains) that facilitates the transfer of information through the supply chain regarding mineral country of origin and smelters and refiners being utilized.  The CMRT solicits responses to the following questions: whether: (1) any Conflict Minerals are intentionally added to the products that were supplied to the Company; (2) any of the Conflict Minerals are necessary to the functionality of the supplier's products that were supplied to the Company; (3) any necessary Conflict Minerals originated from the Democratic Republic of the Congo or an adjoining country; (4) the supplier has smelters in its supply chain that source Conflict Minerals from conflict-affected and high risk areas; (5) 100% of the necessary Conflict Minerals originated from recycled or scrap sources; (6) the supplier has determined the supply chain response percentage from all relevant suppliers; (7) the supplier identified all of the smelters the supplier and its suppliers use to supply the necessary Conflict Minerals; (8) the supplier has received and reported supply chain data/information regarding the necessary Conflict Minerals from all relevant suppliers; (9) the supplier has a policy in place that includes responsible mineral sourcing; and (10) the supplier has implemented specified country of origin inquiries and/or due diligence measures for DRC conflict-free sourcing. The Company kept track of the responses it received and followed up on a regular basis with suppliers that did not respond and with suppliers whose responses were deemed insufficient, assessed whether it was reasonable to rely on the suppliers' responses to the questionnaires, and sought to identify warning signs or red flags that would require the Company to engage in due diligence under the Conflict Minerals Final Rule.

As of the date of this Report, the Company has received meaningful responses from 52% of the 106 suppliers that received questionnaires. Most of the Company's suppliers provided data in response to the Company's RCOI at the supplier company level or a division/segment level, rather than at a level directly relating to a part number that the supplier provides to the Company. The Company was therefore unable to conclusively determine whether any of the Conflict Minerals that these suppliers reported was contained in components or parts that the suppliers provided to the Company or whether any of the smelters and refiners identified by these suppliers are actually in the Company's supply chain. It has been inherently difficult to ascertain the ultimate source of Conflict Minerals in products the Company manufactures.

Eighteen suppliers whose components were incorporated into products manufactured by the Company in 2024 indicated their products contained tin, tantalum, tungsten, or gold that may have originated in the DRC or a surrounding country and were not from recycled or scrap sources. These suppliers provided the names of the smelters that they source from to the extent they are known or have been disclosed to the suppliers. The Company compared these smelter names against those listed as conformant on the website www.responsiblemineralsinitiative.org and was able to confirm that some of the smelters identified by these suppliers are, in fact, conformant with the Responsible Minerals Assurance Process assessment protocols (RMAP), a program that uses third party independent auditors to validate that participating smelters and refiners have adequate policies and due diligence processes in place to trace the origin of the minerals that they process and assess whether they were obtained from conflict free sources, established by the RBA. The Company was not able to confirm whether the other smelters named by these suppliers are conflict-free. Also, the Company notes the suppliers themselves were unable to name the locations of some of the mines from which Conflict Minerals are sourced.

The supplier responses we received mentioned approximately 666 smelters (listed in Exhibit A) as potentially having processed the necessary conflict minerals in our products during 2024. The table below summarizes certain information pertaining to the 666 identified smelters:

Total number of identified smelters: 666

Number of RMI "Conformant" smelters: 243

Number of RMI "Active" smelters: 9

Number of identified smelters not rated "Conformant" or "Active" (Unclassified): 414

As noted above, most of our suppliers indicated Conflict Minerals are present in their products responded at the company level, meaning they reported the smelter information for all of their products, not just for the products sold to the Company. As such, the list of identified smelters disclosed in Exhibit A likely contains more smelters than those that process or refine the necessary Conflict Minerals contained in the Company's products. The Company was therefore unable to determine with certainty the identity of all smelters used by our supply chain to process necessary Conflict Minerals for its products.

The responses to the Company's RCOI received from suppliers did not provide a compelling basis for the Company to conclude that Conflict Minerals in products supplied to the Company were from the DRC or a surrounding country, and/or whether or not they are conflict-free. To date, this process has not uncovered any additional red flags, but the process is ongoing.

V.         Due Diligence Processes

The Company's due diligence processes are designed to conform with the due diligence framework as described in the Organization for Economic Cooperation and Development's Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the "OECD Guidance") and the related Supplements for gold and for tin, tantalum and tungsten. The Company's due diligence efforts are set forth below:

Step 1:         Establish Strong Company Management Systems

As described above, the Company has adopted a Conflict Minerals Policy. In addition, the Company has established a management team relating to Conflict Minerals. The management team is overseen by the Manager of Global Compliance and Internal Audit, and includes Quality Assurance and Continuous Improvement personnel, and a Design Engineer of the Company. The Company has adopted detailed written procedures regarding its RCOI and due diligence, and these procedures assign specific tasks to specific members of the Conflict Minerals team. The Conflict Minerals team periodically reports to the Company's Chief Financial Officer, Treasurer and Secretary ("CFO") as well as to the Disclosure Committee, which includes the Company's CFO, the Vice President of Human Resources of the Company, the Corporate Controller of the Company, and the Manager of Global Compliance and Internal Audit Department of the Company. A representative from outside securities legal counsel for the Company also participates in the meetings and activities of the Disclosure Committee in an advisory capacity.

Step 2:         Identify and Assess Risks in Supply Chain

As described above, the Company engaged in a good-faith RCOI to determine whether the necessary Conflict Minerals originated in the Democratic Republic of the Congo or an adjoining country or were from recycled or scrap sources. With respect to suppliers that indicated that their products contained tin, tantalum, tungsten and/or gold that originated in the Democratic Republic of the Congo or a surrounding country and were not from recycled or scrap sources, the Company verified that the smelters and refiners identified by those suppliers are conformant with the Responsible Minerals Assurance Process assessment protocols established by the RBI. With respect to other suppliers, the Company is continuing the process of comparing the identified smelters and refiners with the RBA list of conformant smelters and refiners, beginning with the suppliers whose products the Company determined are most likely to contain Conflict Minerals.

Step 3:         Design and Implement a Risk Management Plan

The Company continued, and is continuing, to develop and execute processes to (i) identify suppliers that provide products to the Company that may contain Conflict Minerals, (ii) conduct a good faith RCOI of its supply chain, and (iii) engage in due diligence with respect to Conflict Minerals.

Step 4:         Independent Third-Party Audit of Smelters' or Refiners' Due Diligence Practices

The Company is a downstream manufacturer and is many steps removed from smelters and refiners who process minerals and ore. The Company does not purchase raw ore or unrefined Conflict Minerals and does not, to the best of its knowledge, directly purchase any Conflict Minerals from any of the Covered Countries. Therefore, the Company does not perform or direct audits of smelters and refiners within its supply chain.

Step 5:         Report Findings

This Conflict Minerals Report is being filed with the SEC as an exhibit to the Company's specialized disclosure report on Form SD and is publicly available on the Company's website at the following link: http://ir.twindisc.com/financial-information/sec-filings.

VI.         Due Diligence Results

The products manufactured by the Company that contain Conflict Minerals that may have originated in the Democratic Republic of the Congo or a surrounding country and are not from recycled or scrap sources include, but may not be limited to, electronic control systems and electronic components (such as sensors and valve coils) in transmissions and power take-offs. The Company's website, www.twindisc.com, contains detailed information describing these and other products that the Company manufactures. The information contained on the Company's website is not a part of, nor incorporated by reference into, this Conflict Minerals Report or the Specialized Disclosure Report on Form SD and shall not be deemed "filed" under the Exchange Act.

As a result of the Company's exercise of due diligence on the source and chain of custody of Conflict Minerals necessary to the functionality of products manufactured or contracted for manufacture by the Company during the year ended December 31, 2024, the Company has reason to believe that certain of its products have not been found to be DRC conflict free. Based on the due diligence performed, the Company is unable to fully determine the facilities used to process the Conflict Minerals or their country of origin. The Company's efforts to determine the mine(s) or location of origin with the greatest possible specificity included the use of the due diligence measures described above.

Exhibit A

Smelter Name	Country
5D PRODUCTION OU	ESTONIA
8853 S.P.A.	ITALY
A&M MINERALS LIMITED	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
A.L.M.T. CORP.	JAPAN
ABC REFINERY PTY LTD.	AUSTRALIA
ABINGTON RELDAN METALS, LLC	UNITED STATES
ACL METAIS EIRELI	BRAZIL
ADVANCED CHEMICAL COMPANY	UNITED STATES
AFRICAN GOLD REFINERY	UGANDA
AGOSI AG	GERMANY
AIDA CHEMICAL INDUSTRIES CO., LTD.	JAPAN
AKTYUBINSK COPPER COMPANY TOO	KAZAKHSTAN
AL ETIHAD GOLD REFINERY DMCC	UNITED ARAB EMIRATES
AL GHAITH GOLD	UNITED ARAB EMIRATES
ALBASTEEL INDUSTRIA E COMERCIO DE LIGAS PARA FUNDICAO LTD.	BRAZIL
ALBINO MOUNTINHO LDA.	PORTUGAL
ALEXY METALS	UNITED STATES
ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	UZBEKISTAN
ALPHA	UNITED STATES

AMG BRASIL	BRAZIL
AN THAI MINERALS CO., LTD.	VIET NAM
AN VINH JOINT STOCK MINERAL PROCESSING COMPANY	VIET NAM
ANGELCAST ENTERPRISE CO., LTD.	CHINA
ANGLOGOLD ASHANTI CORREGO DO SITIO MINERACAO	BRAZIL
ANHUI HERRMAN JMPEX CO.	CHINA
ARCO ALLOYS	UNITED STATES
ARGOR-HERAEUS S.A.	SWITZERLAND
ARTEK LLC	RUSSIAN FEDERATION
ARY AURUM PLUS	UNITED ARAB EMIRATES
ASAHI PRETEC CORP.	JAPAN
ASAHI REFINING CANADA LTD.	CANADA
ASAHI REFINING USA INC.	UNITED STATES
ASAKA RIKEN CO., LTD.	JAPAN
ASIA TUNGSTEN PRODUCTS VIETNAM LTD.	VIET NAM
ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	TURKEY
ATTERO RECYCLING PVT LTD	INDIA
AU TRADERS AND REFINERS	SOUTH AFRICA
AUGMONT ENTERPRISES PRIVATE LIMITED	INDIA
AURA-II	UNITED STATES
AURUBIS AG	GERMANY
AURUBIS BEERSE	BELGIUM
AURUBIS BERANGO	SPAIN
AVON SPECIALTY METALS LTD	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
AVON SPECIALTY METALS LTD.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
BANGALORE REFINERY	INDIA
BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE PHILIPPINES)	PHILIPPINES
BAUER WALSER AG	GERMANY
BEIJING ZENITH MATERIALS	CHINA
BOLIDEN RONNSKAR	SWEDEN
BRINKMANN CHEMIE AG	GERMANY
BUFFALO TUNGSTEN	UNITED STATES
C. HAFNER GMBH + CO. KG	GERMANY
C.I METALES PROCESADOS INDUSTRIALES SAS	COLOMBIA
CARIDAD	MEXICO
CB-CERATIZIT	CHINA
CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA
CENDRES + METAUX S.A.	SWITZERLAND
CENTRAL GLASS	JAPAN
CGR METALLOYS PVT LTD.	INDIA

CHANGCHUN UP-OPTOTECH	CHINA
CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	CHINA
CHENZHOU YUNXIANG MINING AND METALLURGY CO., LTD.	CHINA
CHIFENG DAJINGZI TIN INDUSTRY CO., LTD.	CHINA
CHIMET S.P.A.	ITALY
CHINA MOLYBDENUM TUNGSTEN CO., LTD.	CHINA
CHINA NATIONAL NONFERROUS METALS IMP. & EXP. JIANGXI CO., LTD.	CHINA
CHINA TIN GROUP CO., LTD.	CHINA
CHOFU WORKS	CHINA
CHONGYI ZHANGYUAN TUNGSTEN CO., LTD.	CHINA
CHUGAI MINING	JAPAN
CMT RARE METAL ADVANCED MATERIALS (HUNAN) CO., LTD.	CHINA
CNMC (GUANGXI) PGMA CO., LTD.	CHINA
COIMPA INDUSTRIAL LTDA	BRAZIL
COOPERATIVA METALURGICA DE RONDONIA LTDA.	BRAZIL
CP METALS INC.	UNITED STATES
CRM FUNDICAO DE METAIS E COMERCIO DE EQUIPAMENTOS ELETRONICOS DO BRASIL LTDA	BRAZIL
CRM SYNERGIES	SPAIN
CRONIMET BRASIL LTDA	BRAZIL
CV AYI JAYA	INDONESIA
CV DUA SEKAWAN	INDONESIA
CV DUTA PUTRA BANGKA	INDONESIA
CV GITA PESONA	INDONESIA
CV MAKMUR JAYA	INDONESIA
CV UNITED SMELTING	INDONESIA
CV VENUS INTI PERKASA	INDONESIA
D BLOCK METALS, LLC	UNITED STATES
DA NANG PROCESSING IMPORT AND EXPORT JOINT STOCK	VIET NAM
DAEJIN INDUS CO., LTD.	KOREA, REPUBLIC OF
DAIDO STEEL	JAPAN
DAYE NON-FERROUS METALS MINING LTD.	CHINA
DAYU JINCHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA
DAYU WEILIANG TUNGSTEN CO., LTD.	CHINA
DEGUSSA SONNE / MOND GOLDHANDEL GMBH	GERMANY
DEGUTEA	KOREA, REPUBLIC OF
DIJLLAH GOLD REFINERY FZC	UNITED ARAB EMIRATES
DODUCO CONTACTS AND REFINING GMBH	GERMANY
DONGGUAN CIEXPO ENVIRONMENTAL ENGINEERING CO., LTD.	CHINA

DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO.	CHINA
DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
DONGWU GOLD GROUP	CHINA
DOWA	JAPAN
DRAGON SILVER HOLDINGS LIMITED	CHINA
DS MYANMAR	MYANMAR
DS PRETECH CO., LTD.	KOREA, REPUBLIC OF
DSC (DO SUNG CORPORATION)	KOREA, REPUBLIC OF
DUOLUOSHAN	CHINA
E.S.R. ELECTRONICS	UNITED STATES
ECO-SYSTEM RECYCLING CO., LTD. EAST PLANT	JAPAN
ECO-SYSTEM RECYCLING CO., LTD. NORTH PLANT	JAPAN
ECO-SYSTEM RECYCLING CO., LTD. WEST PLANT	JAPAN
ELECTRO-MECHANICAL FACILITY OF THE CAO BANG MINERALS & METALLURGY JOINT STOCK COMPANY	VIET NAM
ELITE INDUSTECH CO., LTD.	TAIWAN
EM VINTO	BOLIVIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 1)	INDIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 2)	INDIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 3)	INDIA
EMERALD JEWEL INDUSTRY INDIA LIMITED (UNIT 4)	INDIA
EMIRATES GOLD DMCC	UNITED ARAB EMIRATES
ESTANHO DE RONDONIA S.A.	BRAZIL
ETHIOPIAN MINERALS DEVELOPMENT SHARE COMPANY	ETHIOPIA
EXOTECH INC.	UNITED STATES
F&X ELECTRO-MATERIALS LTD.	CHINA
FABRICA AURICCHIO INDUSTRIA E COMERCIO LTDA.	BRAZIL
FAGGI ENRICO S.P.A.	ITALY
FEINHÜTTE HALSBRÜCKE GMBH	GERMANY
FENIX METALS	POLAND
FIDELITY PRINTERS AND REFINERS LTD.	ZIMBABWE
FIR METALS & RESOURCE LTD.	CHINA
FOSHAN NANHAI XIHAI METAL MATERIAL CO., LTD.	CHINA
FREEPORT COBALT OY	FINLAND
FUJAIRAH GOLD FZC	UNITED ARAB EMIRATES
FUJI METAL MINING CORP.	JAPAN
FUJIAN GANMIN RAREMETAL CO., LTD.	CHINA
FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA
FUJIAN NANPING	CHINA
FUJIAN XINLU TUNGSTEN CO., LTD.	CHINA
GALVA METAL	UNITED STATES
GANNON & SCOTT	UNITED STATES

GANXIAN SHIRUI NEW MATERIAL CO., LTD.	CHINA
GANZHOU BESEEM FERROTUNGSTEN CO., LTD.	CHINA
GANZHOU GRAND SEA W & MO GROUP CO., LTD.	CHINA
GANZHOU HAICHUANG TUNGSTEN CO., LTD.	CHINA
GANZHOU HUAXING TUNGSTEN PRODUCTS CO., LTD.	CHINA
GANZHOU JIANGWU FERROTUNGSTEN CO., LTD.	CHINA
GANZHOU NON-FERROUS METALS SMELTING CO., LTD.	CHINA
GANZHOU SEADRAGON W & MO CO., LTD.	CHINA
GANZHOU SUNNY NON-FERROUS METALS CO., LTD.	CHINA
GANZHOU YATAI TUNGSTEN CO., LTD.	CHINA
GASABO GOLD REFINERY LTD	RWANDA
GEHU YE LIAN CHANG	CHINA
GEIB REFINING CORPORATION	UNITED STATES
GEJIU CITY FUXIANG INDUSTRY AND TRADE CO., LTD.	CHINA
GEJIU FENGMING METALLURGY CHEMICAL PLANT	CHINA
GEJIU KAI MENG INDUSTRY AND TRADE LLC	CHINA
GEJIU NON-FERROUS METAL PROCESSING CO., LTD.	CHINA
GEJIU YUNXI GROUP CORP.	CHINA
GEJIU YUNXIN NONFERROUS ELECTROLYSIS CO., LTD.	CHINA
GEJIU ZILI MINING AND METALLURGY CO., LTD.	CHINA
GG REFINERY LTD.	TANZANIA, UNITED REPUBLIC OF
GGC GUJRAT GOLD CENTRE PVT. LTD.	INDIA
GLOBAL ADVANCED METALS	UNITED STATES
GLOBAL ADVANCED METALS AIZU	JAPAN
GLOBAL ADVANCED METALS BOYERTOWN	UNITED STATES
GLOBAL ADVANCED METALS GREENBUSHES PTY LTD.	AUSTRALIA
GLOBAL TUNGSTEN & POWDERS LLC	UNITED STATES
GOLD BY GOLD COLOMBIA	COLOMBIA
GOLD COAST REFINERY	GHANA
GOLD REFINERY OF ZIJIN MINING GROUP CO., LTD.	CHINA
GREAT WALL PRECIOUS METALS CO., LTD. OF CBPM	CHINA
GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	UNKNOWN
GUANGDONG GUANGZHOU GUANGSHENG NON-FERROUS IMPORT & EXPORT CO. LTD	CHINA
GUANGDONG HANHE NON-FERROUS METAL CO., LTD.	CHINA
GUANGDONG HONGJIN GOLD AND SILVER SMELTER	CHINA
GUANGDONG HUA JIAN TRADE CO., LTD.	CHINA
GUANGDONG JINDING GOLD LIMITED	CHINA
GUANGDONG RISING RARE METALS-EO MATERIALS LTD.	CHINA
GUANGDONG XIANGLU TUNGSTEN CO., LTD.	CHINA
GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
GUANGXI NONFERROUS METALS GROUP	CHINA

GUANGXI ZHONGSHAN JIN YI SMELTING CO., LTD.	CHINA
GUANYANG GUIDA NONFERROUS METAL SMELTING PLANT	CHINA
GUIZHOU ZHENHUA XINYUN TECHNOLOGY LTD., KAILI BRANCH	CHINA
GUODA SAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO., LTD.	CHINA
H.C. STARCK GMBH LAUFENBURG	GERMANY
H.C. STARCK GROUP	GERMANY
H.C. STARCK HERMSDORF GMBH	GERMANY
H.C. STARCK TUNGSTEN GMBH	GERMANY
HANG SENG TECHNOLOGY	CHINA
HANGZHOU FUCHUNJIANG SMELTING CO., LTD.	CHINA
HANNAE FOR T CO., LTD.	KOREA, REPUBLIC OF
HC STARCK GMBH	GERMANY
HEIMERLE + MEULE GMBH	GERMANY
HENAN YUGUANG GOLD & LEAD CO., LTD.	CHINA
HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	CHINA
HERAEUS GERMANY GMBH CO. KG	GERMANY
HERAEUS METALS HONG KING LTD.	UNKNOWN
HERAEUS METALS HONG KONG LTD.	CHINA
HETAI GOLD MINERAL GUANGDONG CO., LTD.	UNKNOWN
HEZHOU JINWEI TIN CO., LTD.	CHINA
HITACHI	JAPAN
HI-TEMP SPECIALTY METALS, INC.	UNITED STATES
HONGQIAO METALS (KUNSHAN) CO., LTD.	CHINA
HOUSE OF CURRENCY OF BRAZIL (CASADA MOEDA DO BRAZIL)	BRAZIL
HUBEI GREEN TUNGSTEN CO., LTD.	CHINA
HUICHANG HILL TIN INDUSTRY CO., LTD.	CHINA
HUICHANG JINSHUNDA TIN CO., LTD.	CHINA
HULTERWORTH SMELTER	UNKNOWN
HUNAN CHENZHOU MINING CO., LTD.	CHINA
HUNAN CHUANGDA VANADIUM TUNGSTEN CO., LTD. WUJI	CHINA
HUNAN CHUANGDA VANADIUM TUNGSTEN CO., LTD. YANGLIN	CHINA
HUNAN GUIYANG YINXING NONFERROUS SMELTING CO., LTD.	CHINA
HUNAN JINTAI NEW MATERIAL CO., LTD.	CHINA
HUNAN SHIZHUYUAN NONFERROUS METALS CO., LTD. CHENZHOU TUNGSTEN PRODUCTS BRANCH	CHINA
HUNG CHEONG METAL MANUFACTURING LIMITED	CHINA
HWASEONG CJ CO., LTD.	KOREA, REPUBLIC OF
HYDROMETALLURG, JSC	RUSSIAN FEDERATION

IBF IND BRASILLEIRA DE FERROLIGAS LTD.	BRAZIL
IMPAGAG	UNKNOWN
IMPALA PLATINUM - PLATINUM METALS REFINERY (PMR)	SOUTH AFRICA
IMPALA REFINERIES – BASE METALS REFINERY (BMR)	SOUTH AFRICA
IMPALA RUSTENBURG	SOUTH AFRICA
INCA ONE (CHALA ONE PLANT)	PERU
INCA ONE (KORICANCHA PLANT)	PERU
INDUSTRIAL REFINING COMPANY	BELGIUM
INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SHARE CO., LTD.	CHINA
INTERNATIONAL PRECIOUS METAL REFINERS	UNITED ARAB EMIRATES
ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN
ISTANBUL GOLD REFINERY	TURKEY
ITALPREZIOSI	ITALY
JALAN & COMPANY	INDIA
JAPAN MINT	JAPAN
JAPAN NEW METALS CO., LTD.	JAPAN
JAU JANQ ENTERPRISE	TAIWAN
JEAN GOLDSCHMIDT INTERNATIONAL (JGI HYDROMETAL)	BELGIUM
JES TECHNICAL SALES	UNITED STATES
JIANG XI JIA WANG TECHNOLOGY TIN PRODUCTS ENVIRONMENTAL LTD.	CHINA
JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	CHINA
JIANGWU H.C. STARCK TUNGSTEN PRODUCTS CO., LTD.	CHINA
JIANGXI COPPER CO., LTD.	CHINA
JIANGXI DINGHAI TANTALUM & NIOBIUM CO., LTD.	CHINA
JIANGXI GAN BEI TUNGSTEN CO., LTD.	CHINA
JIANGXI KETAI ADVANCED MATERIAL CO., LTD.	CHINA
JIANGXI MINMETALS GAO'AN NON-FERROUS METALS CO., LTD.	CHINA
JIANGXI NEW NANSHAN TECHNOLOGY LTD.	CHINA
JIANGXI RARE METALS TUNGSTEN HOLDINGS GROUP CO., LTD.	CHINA
JIANGXI TONGGU NON-FERROUS METALLURGICAL & CHEMICAL CO., LTD.	CHINA
JIANGXI TUOHONG NEW RAW MATERIAL	CHINA
JIANGXI XINSHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA
JIANGXI XIUSHUI XIANGGAN NONFERROUS METALS CO., LTD.	CHINA
JIANGXI YAOSHENG TUNGSTEN CO., LTD.	CHINA
JIN JINYIN REFINING CO., LTD.	UNKNOWN
JINLONG COPPER CO., LTD.	CHINA
JIUJIANG JANNY NEW MATERIAL CO., LTD.	CHINA
JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA

JIUJIANG TANBRE CO., LTD.	CHINA
JIUJIANG ZHONGAO TANTALUM & NIOBIUM CO., LTD.	CHINA
JSC "KIROVGRAD HARD ALLOYS PLANT"	RUSSIAN FEDERATION
JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLANT	RUSSIAN FEDERATION
JSC NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION
JSC URALELECTROMED	RUSSIAN FEDERATION
JU TAI INDUSTRIAL CO., LTD.	CHINA
JX NIPPON MINING & METALS CO., LTD.	JAPAN
K.A. RASMUSSEN	NORWAY
KALOTI PRECIOUS METALS	UNITED ARAB EMIRATES
KAZAKHMYS SMELTING LLC	KAZAKHSTAN
KAZZINC	KAZAKHSTAN
KEMET BLUE POWDER	UNITED STATES
KEMET DE MEXICO	MEXICO
KEMETCORP.	UNITED STATES
KENEE MINING CORPORATION VIETNAM	VIET NAM
KENNAMETAL FALLON	UNITED STATES
KENNAMETAL HUNTSVILLE	UNITED STATES
KENNECOTT UTAH COPPER LLC	UNITED STATES
KGETS CO., LTD.	KOREA, REPUBLIC OF
KGHM POLSKA MIEDZ SPOLKA AKCYJNA	POLAND
KING-TAN TANTALUM INDUSTRY LTD.	CHINA
KOJIMA CHEMICALS CO., LTD.	JAPAN
KOREA METAL CO., LTD.	KOREA, REPUBLIC OF
KOREA ZINC CO., LTD.	KOREA, REPUBLIC OF
KOSAK SEIREN	UNKNOWN
KP SANGHVI INTERNATIONAL AIRPORT	INDIA
KUNDAN CARE PRODUCTS LTD.	INDIA
KYRGYZALTYN JSC	KYRGYZSTAN
KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION
LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC
L'AZURDE COMPANY FOR JEWELRY	SAUDI ARABIA
LIAN JING	CHINA
LIANYOU METALS CO., LTD.	TAIWAN
LIANYOU RESOURCES CO., LTD.	TAIWAN
LIBAOJIA	CHINA
LINGBAO GOLD CO., LTD.	CHINA
LINGBAO JINYUAN TONGHUI REFINERY CO., LTD.	CHINA
LINWU XIANGGUI ORE SMELTING CO., LTD.	CHINA
LLC VOSTOK	RUSSIAN FEDERATION

LONGNAN CHUANGYUE ENVIRONMENTAL PROTECTION TECHNOLOGY DEVELOPMENT CO., LTD	CHINA
L'ORFEBRE S.A.	ANDORRA
LS MNM INC.	KOREA, REPUBLIC OF
LT METAL LTD.	KOREA, REPUBLIC OF
LUNA SMELTER, LTD.	RWANDA
LUOYANG ZIJIN YINHUI GOLD REFINERY CO., LTD.	CHINA
MA AN SHAN SHU GUANG SMELTER CORP.	CHINA
MA'ANSHAN WEITAI TIN CO., LTD.	CHINA
MAGNU'S MINERAIS METAIS E LIGAS LTDA.	BRAZIL
MALAMET SMELTING SDN. BHD.	MALAYSIA
MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA
MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA
MALAYSIA SMELTING CORPORATION BERHAD (PORT KLANG)	MALAYSIA
MALIPO HAIYU TUNGSTEN CO., LTD.	CHINA
MARSAM METALS	BRAZIL
MASAN HIGH-TECH MATERIALS	VIET NAM
MATERIALS ECO-REFINING CO., LTD.	JAPAN
MATERION	UNITED STATES
MATERION NEWTON INC.	UNITED STATES
MATSUDA SANGYO CO., LTD.	JAPAN
MCP METAL SPECIALIST INC.	UNITED STATES
MD OVERSEAS	INDIA
MEHRA FERRO-ALLOYS PVT. LTD.	INDIA
MELT METAIS E LIGAS S.A.	BRAZIL
METAHUB INDUSTRIES SDN. BHD.	MALAYSIA
METAL CONCENTRATORS SA (PTY) LTD.	SOUTH AFRICA
METAL DO	JAPAN
METALLIC RESOURCES, INC.	UNITED STATES
METALLIX REFINING INC.	UNITED STATES
METALLO BELGIUM N.V.	BELGIUM
METALLURGICAL PRODUCTS INDIA PVT., LTD.	INDIA
METALOR TECHNOLOGIES (HONG KONG) LTD.	CHINA
METALOR TECHNOLOGIES (SINGAPORE) PTE., LTD.	SINGAPORE
METALOR TECHNOLOGIES (SUZHOU) LTD.	CHINA
METALOR TECHNOLOGIES S.A.	SWITZERLAND
METALOR USA REFINING CORPORATION	UNITED STATES
METALURGICA MET-MEX PENOLES S.A. DE C.V.	MEXICO
MINCHALI METAL INDUSTRY CO., LTD.	TAIWAN
MINERA TITÁN DEL PERÚ SRL (MTP) - BELEN PLANT	PERU
MINERACAO TABOCA S.A.	BRAZIL

MING LI JIA SMELT METAL FACTORY	CHINA
MINING MINERALS RESOURCES SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
MINMETALS GANZHOU TIN CO. LTD.	CHINA
MINSUR	PERU
MIS ECO TROPICAL RESOURCES	SINGAPORE
MITSUBISHI MATERIALS CORPORATION	JAPAN
MITSUI MINING AND SMELTING CO., LTD.	JAPAN
MKS PAMP SA	SWITZERLAND
MMTC-PAMP INDIA PVT., LTD.	INDIA
MODELTECH SDN BHD	MALAYSIA
MOLIREN LTD.	RUSSIAN FEDERATION
MORIGIN COMPANY	JAPAN
MORRIS AND WATSON	NEW ZEALAND
MORRIS AND WATSON GOLD COAST	AUSTRALIA
MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION
NADIR METAL RAFINERI SAN. VE TIC. A.S.	TURKEY
NAM VIET CROMIT JOINT STOCK COMPANY	VIET NAM
NANCHANG CEMENTED CARBIDE LIMITED LIABILITY COMPANY	CHINA
NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN
NEY METALS AND ALLOYS	UNKNOWN
NGHE TINH NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM
NH RECYTECH COMPANY	KOREA, REPUBLIC OF
NIAGARA REFINING LLC	UNITED STATES
NIHON MATERIAL CO., LTD.	JAPAN
NIHON SUPERIOR CO., LTD.	JAPAN
NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA
NIPPON MICROMETAL CORPORATION	JAPAN
NOBLE METAL SERVICES	UNITED STATES
NOHON MATERIAL CORPORATION	UNKNOWN
NORTH AMERICAN TUNGSTEN	CANADA
NOVOSIBIRSK TIN COMBINE	RUSSIAN FEDERATION
NPM SILMET AS	ESTONIA
NPP TYAZHMETPROM LLC	RUSSIAN FEDERATION
NTET, THAILAND	THAILAND
NYRSTAR METALS	UNITED STATES
O.M. MANUFACTURING (THAILAND) CO., LTD.	THAILAND
O.M. MANUFACTURING PHILIPPINES, INC.	PHILIPPINES
OGUSSA OSTERREICHISCHE GOLD- UND SILBER-SCHEIDEANSTALT GMBH	AUSTRIA
OHIO PRECIOUS METALS LLC.	UNITED STATES

OHURA PRECIOUS METAL INDUSTRY CO., LTD.	JAPAN
OJSC "THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT" (OJSC KRASTSVETMET)	RUSSIAN FEDERATION
OLD CITY METALS PROCESSING CO., LTD.	CHINA
OMODEO A. E S. METALLEGHE SRL	UNKNOWN
OOO “TECHNOLOM” 1	RUSSIAN FEDERATION
OOO “TECHNOLOM” 2	RUSSIAN FEDERATION
OPERACIONES METALURGICAS S.A.	BOLIVIA
PAN LIGHT CORPORATION	TAIWAN
PEASE & CURREN	UNITED STATES
PENGLAI PENGGANG GOLD INDUSTRY CO., LTD.	CHINA
PHILIPPINE BONWAY MANUFACTURING INDUSTRIAL CORPORATION	PHILIPPINES
PHILIPPINE CARREYTECH METAL CORP.	PHILIPPINES
PHILIPPINE CHUANGXIN INDUSTRIAL CO., INC.	PHILIPPINES
PHOENIX METAL LTD.	RWANDA
PLANSEE	AUSTRIA
PLANSEE COMPOSITE MATERIALS GMBH	GERMANY
PLANSEE SE LIEZEN	AUSTRIA
PLANSEE SE REUTTE	AUSTRIA
PLANTA RECUPERADORA DE METALES SPA	CHILE
PONGPIPAT COMPANY LIMITED	MYANMAR
POSCO	KOREA, REPUBLIC OF
POWER RESOURCES LTD. OR META MATERIALS	MACEDONIA
POWERX LTD.	RWANDA
PRECIOUS METALS SALES CORP.	UNITED STATES
PRECIOUS MINERALS AND SMELTING LIMITED	INDIA
PRIMEYOUNG METAL IND. (ZHUHAI) CO., LTD.	CHINA
PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION
PT ALAM LESTARI KENCANA	INDONESIA
PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA
PT ARIES KENCANA SEJAHTERA	INDONESIA
PT ARSED INDONESIA	INDONESIA
PT ARTHA CIPTA LANGGENG	INDONESIA
PT ATD MAKMUR MANDIRI JAYA	INDONESIA
PT BABEL INTI PERKASA	INDONESIA
PT BABEL SURYA ALAM LESTARI	INDONESIA
PT BANGKA KUDAI TIN	INDONESIA
PT BANGKA PRIMA TIN	INDONESIA
PT BANGKA PUTRA KARYA	INDONESIA
PT BANGKA SERUMPUN	INDONESIA
PT BANGKA TIMAH UTAMA SEJAHTERA	INDONESIA

PT BANGKA TIN INDUSTRY	INDONESIA
PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA
PT BILLITIN MAKMUR LESTARI	INDONESIA
PT BUKIT TIMAH	INDONESIA
PT CIPTA PERSADA MULIA	INDONESIA
PT DS JAYA ABADI	INDONESIA
PT EUNINDO USAHA MANDIRI	INDONESIA
PT FANG DI MULTINDO	INDONESIA
PT HP METALS INDONESIA	INDONESIA
PT INTI STANIA PRIMA	INDONESIA
PT JUSTINDO	INDONESIA
PT KARIMUN MINING	INDONESIA
PT KIJANG JAYA MANDIRI	FNDONESIA
PT KOBA TIN	INDONESIA
PT LAUTAN HANNONIS SEJAHTERA	INDONESIA
PT MASBRO ALAM STANIA	INDONESIA
PT MENARA CIPTA MULIA	INDONESIA
PT MITRA GRAHA RAYA	INDONESIA
PT MITRA STANIA PRIMA	INDONESIA
PT MITRA SUKSES GLOBALINDO	INDONESIA
PT O.M. INDONESIA	INDONESIA
PT PANCA MEGA PERSADA	INDONESIA
PT PREMIUM TIN INDONESIA	INDONESIA
PT PRIMA TIMAH UTAMA	INDONESIA
PT PUTERA SARANA SHAKTI (PT PSS)	INDONESIA
PT RAJAWALI RIMBA PERKASA	INDONESIA
PT RAJEHAN ARIQ	INDONESIA
PT REFINED BANGKA TIN	INDONESIA
PT SARIWIGUNA BINASENTOSA	INDONESIA
PT SEIRAMA TIN INVESTMENT	INDONESIA
PT SINGKEP TIMES UTAMA	INDONESIA
PT STANINDO INTI PERKASA	INDONESIA
PT SUKSES INTI MAKMUR	INDONESIA
PT SUKSES INTI MAKMUR (SIM)	INDONESIA
PT SUMBER JAYA INDAH	INDONESIA
PT SUPRA SUKSES TRINUSA	INDONESIA
PT TIMAH (PERSERO), TBK	INDONESIA
PT TIMAH NUSANTARA	INDONESIA
PT TIMAH TBK KUNDUR	INDONESIA
PT TIMAH TBK MENTOK	INDONESIA
PT TININDO INTER NUSA	INDONESIA

PT TIRUS PUTRA MANDIRI	INDONESIA
PT TOMMY UTAMA	INDONESIA
PT WABANA PERKIT JAYA	INDONESIA
PT YINCHENDO MINING INDUSTRY	INDONESIA
PTNATARI	INDONESIA
PTTIMAH TBK	INDONESIA
PX PRECINOX S.A.	SWITZERLAND
QG REFINING, LLC	UNITED STATES
QUANTUMCLEAN	UNITED STATES
RAND REFINERY (PTY) LTD.	SOUTH AFRICA
REALIZED THE ENTERPRISE CO., LTD.	UNKNOWN
REFINERY OF SEEMINE GOLD CO., LTD.	CHINA
REMONDIS PMR B.V.	NETHERLANDS
REPUBLIC METALS CORPORATION	UNITED STATES
RESIND INDUSTRIA E COMERCIO LTDA.	BRAZIL
RFH RECYCLING METALS CO., LTD.	CHINA
RFH YANCHENG JINYE NEW MATERIAL TECHNOLOGY CO., LTD.	CHINA
RIAN RESOURCES SDN. BHD.	MALAYSIA
RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
RIO TINTO GROUP	UNKNOWN
ROHM&HAAS	UNITED STATES
ROYAL CANADIAN MINT	CANADA
RUI DA HUNG	TAIWAN
RUI DAHUNG	TAIWAN
S. IZAGUIRRE	SPAIN
SAAMP	FRANCE
SABIN METAL CORP.	UNITED STATES
SAFIMET S.P.A	ITALY
SAFINA A.S.	CZECH REPUBLIC
SAI REFINERY	INDIA
SAM PRECIOUS METALS	UNITED ARAB EMIRATES
SAMDUCK PRECIOUS METALS	KOREA, REPUBLIC OF
SAMWON METALS CORP.	KOREA, REPUBLIC OF
SANCUS ZFS (LA€™ORFEBRE, SA)	COLOMBIA
SANHER TUNGSTEN VIETNAM CO., LTD.	VIET NAM
SARNHWA NON-FERROUS METAL. INC CO.,LTD	KOREA, REPUBLIC OF
SAXONIA EDELMETALLE GMBH	GERMANY
SCHONE EDELMETAAL B.V.	NETHERLANDS
SELLEM INDUSTRIES LTD.	MAURITANIA
SEMPSA JOYERIA PLATERIA S.A.	SPAIN
SHAN DONG HUANGJIN	UNKNOWN

SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO., LTD.	CHINA
SHANDON JIN JINYIN REFINING LIMITED	UNKNOWN
SHANDONG GOLD SMELTING CO., LTD.	CHINA
SHANDONG HENGBANG SMELTER CO., LTD.	CHINA
SHANDONG HUMON SMELTING CO., LTD.	CHINA
SHANDONG TIANCHENG BIOLOGICAL GOLD INDUSTRIAL CO., LTD.	CHINA
SHANDONG YANGGU XIANGGUANG CO., LTD.	CHINA
SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO., LTD.	CHINA
SHANGHAI JIANGXI METALS CO., LTD.	CHINA
SHANGHAI YUEQIANG METAL PRODUCTS CO., LTD	CHINA
SHANGRAO XURI SMELTING FACTORY	CHINA
SHAPIRO	UNITED STATES
SHEN ZHEN QI XIANG DA HUA GONG GONG SI	CHINA
SHENZHEN CUILU GOLD CO., LTD.	CHINA
SHENZHEN HENG ZHONG INDUSTRY CO., LTD.	CHINA
SHENZHEN HONG CHANG METAL MANUFACTURING FACTORY	CHINA
SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
SHENZHEN ZHONGHENGLONG REAL INDUSTRY CO., LTD.	CHINA
SHINWON TUNGSTEN (FUJIAN SHANGHANG) CO., LTD.	CHINA
SHIRPUR GOLD REFINERY LTD.	INDIA
SICHUAN GUANGHAN JIANGNAN CASTING SMELTERS	CHINA
SICHUAN METALS & MATERIALS IMP & EXP CO	CHINA
SICHUAN TIANZE PRECIOUS METALS CO., LTD.	CHINA
SIGMA TIN ALLOY CO., LTD.	CHINA
SINCEMAT CO, LTD.	CHINA
SINGWAY TECHNOLOGY CO., LTD.	TAIWAN
SINO-PLATINUM METALS CO., LTD.	CHINA
SMELTER NOT LISTED	CHINA
SO ACCURATE GROUP, INC.	UNITED STATES
SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	RUSSIAN FEDERATION
SOFT METAIS LTDA.	BRAZIL
SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN
SOLDER COURT LTD.	UNKNOWN
SOLIKAMSK MAGNESIUM WORKS OAO	RUSSIAN FEDERATION
SOUTH-EAST NONFERROUS METAL COMPANY LIMITED OFHENGYANG CITY	CHINA
SOVEREIGN METALS	INDIA
SPECTRO ALLOYS CORP.	UNITED STATES
STATE RESEARCH INSTITUTE CENTER FOR PHYSICAL SCIENCES AND TECHNOLOGY	LITHUANIA

SUDAN GOLD REFINERY	SUDAN
SUMITOMO METAL MINING CO., LTD.	JAPAN
SUNGEEL HIMETAL CO., LTD.	KOREA, REPUBLIC OF
SUNTAIN CO., LTD.	TAIWAN
SUPER DRAGON TECHNOLOGY CO., LTD.	TAIWAN
SUPER LIGAS	BRAZIL
SUZHOU NUONENGDA CHEMICAL CO., LTD.	CHINA
SUZHOU SHENCHUANG RECYCLING LTD.	UNKNOWN
T.C.A S.P.A	ITALY
TAEGUTEC	KOREA, REPUBLIC OF
TAI PERNG	UNKNOWN
TAICANG CITY NANCANG METAL MATERIAL CO., LTD.	CHINA
TAICANG CITY NANCANG METAL MATERIAL CO., LTD.	CHINA
TAIKE TECHNOLOGY (SUZHOU) CO., LTD.	CHINA
TAIWAN HIGH-TECH CO., LTD.	TAIWAN
TAIWAN HUANLIANG	UNKNOWN
TAIWAN'S LOFTY ENTERPRISES LTD.	TAIWAN
TAKEHARA PVD MATERIALS PLANT / PVD MATERIALS DIVISION OF MITSUI MINING & SMELTING CO., LTD.	JAPAN
TAKI CHEMICAL CO., LTD.	JAPAN
TALISON MINERALS PTY LTD	AUSTRALIA
TAMURA	JAPAN
TANAKA KIKINZOKU KOGYO K.K.	JAPAN
TANIOBIS CO., LTD.	THAILAND
TANIOBIS GMBH	GERMANY
TANIOBIS JAPAN CO., LTD.	JAPAN
TANIOBIS SMELTING GMBH & CO. KG	GERMANY
TANTALITE RESOURCES	SOUTH AFRICA
TEJING (VIETNAM) TUNGSTEN CO., LTD.	VIET NAM
TELEX METALS	UNITED STATES
TENNESSEE ALUMINUM PROCESSORS	UNITED STATES
THAI NGUYEN MINING AND METALLURGY CO., LTD.	VIET NAM
THAILAND MINE FACTORY	UNKNOWN
THAISARCO	THAILAND
THREE GREEN SURFACE TECHNOLOGY LIMITED COMPANY	UNKNOWN
TIANSHUI LING BO TECHNOLOGY CO., LTD.	CHINA
TIN PLATING GEJIU	CHINA
TIN SMELTING BRANCH OF YUNNAN TIN CO., LTD.	CHINA
TIN TECHNOLOGY & REFINING	UNITED STATES
TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA
TOKURIKI HONTEN CO., LTD.	JAPAN

TONG LONG	UNKNOWN
TONGLING NONFERROUS METALS GROUP CO., LTD.	CHINA
TOO TAU-KEN-ALTYN	KAZAKHSTAN
TOP-TEAM TECHNOLOGY (SHENZHEN) LTD.	CHINA
TORECOM	KOREA, REPUBLIC OF
TOSOH	UNITED STATES
TRANZACT, INC.	UNITED STATES
TRATHO METAL QUIMICA	BRAZIL
TRIUMPH NORTHWEST	UNITED STATES
TSAI BROTHER INDUSTRIES	UNKNOWN
TUNGSTEN DIVERSIFIED INDUSTRIES LLC	UNKNOWN
TUNGSTEN VIETNAM JOINT STOCK COMPANY	VIET NAM
TUYEN QUANG NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM
ULBA METALLURGICAL PLANT JSC	KAZAKHSTAN
ULVAC INC.	JAPAN
UMICORE BRASIL LTDA.	BRAZIL
UMICORE PRECIOUS METALS THAILAND	THAILAND
UMICORE S.A. BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM
UNECHA REFRACTORY METALS PLANT	RUSSIAN FEDERATION
UNITED PRECIOUS METAL REFINING, INC.	UNITED STATES
UNIVERSAL PRECIOUS METALS REFINING ZAMBIA	ZAMBIA
UNTRACORE CO., LTD.	UNKNOWN
V&D NEW MATERIALS (JIANGSU) CO., LTD.	CHINA
VALCAMBI S.A.	SWITZERLAND
VALUE TRADING	BELGIUM
VIAGRA DI PRECIOUS METALS (ZHAOYUAN) CO., LTD.	CHINA
VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO., LTD.	VIET NAM
VOSS METALS COMPANY, INC.	UNITED STATES
VQB MINERAL AND TRADING GROUP JSC	VIET NAM
WANG TING	UNKNOWN
WANG YU MANUFACTURING CO., LTD.	CHINA
WARN TECHNOLOGIES TAIWAN CO., LTD.	TAIWAN
WEEEREFINING	FRANCE
WELLEY	TAIWAN
WESTERN AUSTRALIAN MINT (T/A THE PERTH MINT)	AUSTRALIA
WESTFALENZINN J. JOSH KG	GERMANY
WHITE SOLDER METALURGIA E MINERACAO LTDA.	BRAZIL
WIELAND EDELMETALLE GMBH	GERMANY
WILHELM WESTMETALL, GERMANY/WESTMETALL GMBH & CO.KG	GERMANY
WOLFRAM BERGBAU UND HUTTEN AG	AUSTRIA

WOLTECH KOREA CO., LTD.	KOREA, REPUBLIC OF
WONIL METAL CO., LTD.	KOREA, REPUBLIC OF
WOODCROSS SMELTING COMPANY LIMITED	UGANDA
WU XI SHI YI ZHENG JI XIE SHE BEI COMPANY	CHINA
WUJIANG CITY LUXE TIN FACTORY	CHINA
WUXI LANTRONIC ELECTRONIC CO LTD	CHINA
WUZHONG GROUP	CHINA
XIAMEN HONGLU TUNGSTEN MOLYBDENUM CO., LTD.	CHINA
XIAMEN GOLDEN EGRET SPECIAL ALLOY CO. LTD.	CHINA
XIAMEN GOLDEN EGRET SPECIAL ALLOY CO. LTD.	CHINA
XIAMEN HONGLU TUNGSTEN MOLYBDENUM CO., LTD.	UNKNOWN
XIAMEN JINBO METAL CO., LTD.	UNKNOWN
XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA
XIAMEN TUNGSTEN CO., LTD.	CHINA
XIANGHUALING TIN INDUSTRY CO., LTD.	UNKNOWN
XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
XIN FURUKAWA METAL ( WUXI ) CO., LTD.	CHINA
XINFENG HUARUI TUNGSTEN & MOLYBDENUM NEW MATERIAL CO., LTD.	CHINA
XINHAI RENDAN SHAOGUAN TUNGSTEN CO., LTD.	CHINA
XINXING HAORONG ELECTRONIC MATERIAL CO., LTD.	CHINA
XURI	CHINA
YAMAKIN CO., LTD.	JAPAN
YAMATO DENKI LND. CO., LTD.	JAPAN
YANLING JINCHENG TANTALUM & NIOBIUM CO., LTD.	CHINA
YH (YUNNAN)	CHINA
YICHUN JIN YANG RARE METAL CO., LTD.	CHINA
YIFENG TIN	CHINA
YIQUAN MANUFACTURING	UNKNOWN
YOKOHAMA METAL CO., LTD.	JAPAN
YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
YUECHENG TIN CO., LTD.	CHINA
YUNNAN CHENGFENG NON-FERROUS METALS CO., LTD.	CHINA
YUNNAN CHENGO ELECTRIC SMELTING PLANT	CHINA
YUNNAN COPPER INDUSTRY CO., LTD.	CHINA
YUNNAN COPPER ZINC INDUSTRY CO., LTD.	CHINA
YUNNAN GEIJU SMELTING CORP.	UNKNOWN
YUNNAN GOLD MINING GROUP CO., LTD. (YGMG)	CHINA
YUNNAN INDUSTRIAL CO., LTD.	CHINA
YUNNAN MALIPO BAIYI KUANGYE CO.	CHINA
YUNNAN YUNFAN NON-FERROUS METALS CO., LTD.	CHINA

ZHANGZHOU CHUEN BAO APT SMELTERY CO., LTD.	CHINA
ZHAOJUN MAIFU	UNKNOWN
ZHE JIANG GUANG YUAN NOBLE METAL SMELTING FACTORY	CHINA
ZHONGKUANG GOLD INDUSTRY CO., LTD.	CHINA
ZHONGSHAN HYPER-TOXIC SUBSTANCE MONOPOLIZED CO., LTD.	CHINA
ZHONGSHAN JINYE SMELTING CO.,LTD	UNKNOWN
ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD.	CHINA
ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
ZHUHAI TOXIC MATERIALS MONOPOLY LTD.	CHINA
ZHUZHOU CEMENT CARBIDE	CHINA
ZHUZHOU CEMENTED CARBIDE GROUP CO., LTD.	CHINA
ZHUZHOU SMELTING GROUP CO., LTD	CHINA